Annual meeting of shareholders of ACRE Realty Investors Inc. December 10, 2015 notice of internet availability of proxy material: the notice of meeting, proxy statement, proxy card, and a copy of the 2014 annual report to shareholders are also available at http://www.acrerealtyinvestors.investorroom.com please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of shareholder date: signature of shareholder date: note: please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To re-elect Robert G. Koen and Kyle A. Permut as directors: o Robert G. Koen o Kyle A. Permut 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2015. This proxy will be voted as directed or, if no direction is indicated, will be voted "for" proposals 1 and 2. Please sign and date this proxy as your name appears below and return immediately in the enclosed envelope, whether or not you plan to attend the annual meeting. For all nominees withhold authority for all nominees for all except (see instructions below) instructions: to withhold authority to vote for any individual nominee(s), mark "for all except" and fill in the circle next to each nominee you wish to withhold, as shown here: nominees: the board of directors recommends a vote "for" the election of directors and "for" Proposal 2. Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here x please detach along perforated line and mail in the envelope provided. 20230000000000001000 9 121015 please check box if you intend to attend the meeting in person. For against abstain go green e-consent makes it easy to go paperless. With e-consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

0 14475 ACRE Realty Investors Inc. C/O Avenue Capital Group 399 Park Avenue 6th Floor New York, NY 10022 proxy solicited by the board of directors for annual meeting of shareholders, December 10, 2015 the shareholder(s) who sign this proxy card on the reverse side appoint Edward Gellert and Gregory Simon, and each of them, proxies, with full power of substitution, for and in their name(s), to vote all shares of common stock of acre realty investors inc. That such person(s) hold of record at the annual meeting of shareholders to be held on Thursday, December 10, 2015 at 10:00 a.m., E.S.T., at the offices of our outside corporate counsel, Hunton & Williams LLP, located at 200 Park Avenue, 52nd floor, New York, NY 10166 and at any adjournment of the meeting. The signing shareholder(s) acknowledge receipt of the notice of annual meeting and proxy statement and direct the proxy to vote as follows on the matters described in the accompanying notice of annual meeting and proxy statement and otherwise in their discretion on any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment of it, as provided in the proxy statement. (continued and to be signed on the reverse side.) 1.1

Signature of shareholder date: signature of shareholder date: note: please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To re-elect Robert G. Koen and Kyle a. Permut as directors: o Robert G. Koen o Kyle a. Permut 2. To ratify the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2015. This proxy will be voted as directed or, if no direction is indicated, will be voted "for" proposals 1 and 2. Please sign and date this proxy as your name appears below and return immediately in the enclosed envelope, whether or not you plan to attend the annual meeting. For against abstain for all nominees withhold authority for all nominees for all except (see instructions below) instructions: to withhold authority to vote for any individual nominee(s), mark “for all except” and fill in the circle next to each nominee you wish to withhold, as shown here: john smith 1234 main street apt. 203 New York, NY 10038 nominees: annual meeting of shareholders of acre realty investors inc. December 10, 2015 internet - access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 pm EST the day before the meeting. Mail - sign, date and mail your proxy card in the envelope provided as soon as possible. In person - you may vote your shares in person by attending the annual meeting. Go green - e-consent makes it easy to go paperless. With e-consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. Proxy voting instructions please detach along perforated line and mail in the envelope provided if you are not voting via the internet. The board of directors recommends a vote "for" the election of directors and "for" proposal 2. Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here x ------------------ ---------------- 20230000000000001000 9 121015 company number account number notice of internet availability of proxy material: the notice of meeting, proxy statement, proxy card, and a copy of the 2014 annual report to shareholders are also available at http://www.acrerealtyinvestors.investorroom.com please check box if you intend to attend the meeting in person.